Coty Inc. Names Camillo Pane as CEO
Seasoned Consumer Goods Executive with Strong Business Performance Track Record to Immediately Focus on Leading Coty’s Revenue Growth Agenda
Bart Becht to Remain Chairman and Help Oversee Integration of the Two Companies
NEW YORK - July 21, 2016 -- Coty Inc. (NYSE:COTY) today announced that its Board of Directors has appointed Camillo Pane as Chief Executive Officer and member of the Coty Board, each effective as of the day following the closing of the merger of P&G Specialty Beauty into Coty, expected to occur in October 2016. Bart Becht, currently Interim CEO and Chairman of Coty, will continue to serve as the Chairman of Coty’s Board. Camillo Pane currently holds the position of Executive Vice President of Coty’s Category Development and is a member of the Coty Executive Committee.
Commenting on the appointment, Bart Becht, Chairman, says, “I’m very pleased to see Camillo appointed as CEO of Coty. He has an excellent track record of accelerating growth, improving business performance and strengthening capabilities to create a best-in-class organization. At Coty, he has already shown himself to be a very strong leader with an intense drive and passion to make Coty the new global challenger in Beauty for the benefit of both consumers and shareholders alike.”
There will be a steady transition between the current and the new CEO as the company focuses on its priorities of accelerating revenue growth and delivering an effective post-merger integration. Bart Becht will continue to focus on the integration where Coty’s management team has made extensive preparation to be able to deliver the financial benefits of the merger. Camillo Pane will, with immediate effect, focus fully on leading the revenue growth agenda in preparation for transitioning into the CEO role at the closing of the P&G transaction.
Camillo Pane is a global consumer goods veteran and a proven leader with a strong track record for delivering business performance. Prior to joining Coty, Camillo Pane spent 20 years with Reckitt Benckiser plc (RB), most recently as head of its global health and personal care business. He played a key role in RB’s large-scale move into consumer health, transforming that business into RB’s fastest-growing division. His career in marketing and general management has covered both developed and developing markets, including Italy, the United States, Brazil and the UK.
He has extensive experience in integration of acquisitions across a wide range of geographies.
Since joining Coty in July 2015, he has been leading the development of Coty’s portfolio, category and brand strategies, as well as the development of its beauty brand equities and associated innovation pipeline.
Commenting on his appointment, Camillo Pane says, “I am honored to become the CEO of Coty at such a great moment for the company. The new Coty will have a strong portfolio of consumer-loved beauty brands with excellent potential and a highly experienced management team, which it will be my privilege to lead.”
Camillo Pane’s successor as Coty’s Executive Vice President Category Development will be announced in due course.
About Coty Inc.
Coty is a leading global beauty company with net revenues of $4.4 billion for the fiscal year ended June 30, 2015.  Founded in Paris in 1904, Coty is a pure play beauty company with a portfolio of well-known fragrances, color cosmetics and skin & body care products sold in over 130 countries and territories.  Coty’s product offerings include such power brands as adidas, Calvin Klein, Chloé, DAVIDOFF, Marc Jacobs, OPI, philosophy, Playboy, Rimmel and Sally Hansen.
Coty is in the process of completing a transaction with The Procter & Gamble Company (NYSE:PG) to merge P&G’s fine fragrance, color cosmetics, salon professional and hair color business and a portion of its hair styling businesses (“P&G Specialty Beauty Business”) into Coty, with brands that include Cover Girl, Clairol, Gucci, Hugo Boss, Max Factor, Wella. With the completion of the merger, Coty is expected to have pro forma combined annual revenues of approximately $9.2 billion based on fiscal 2015 performance and to be the global leader in fragrances, with market leading positions in color cosmetics and hair color & styling.
For additional information about Coty Inc., please visit www.coty.com.
Forward Looking Statements
Certain statements in this communication are forward-looking statements. These forward-looking statements reflect Coty’s current views with respect to its management, strategy, competitive position and the completion of the transaction with P&G Specialty Beauty Business. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “ambition,” “expect,” “should,” “would,” “could,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” “opportunity,” “potential,” and similar words or phrases. Actual results may differ materially from the results predicted due to risks and uncertainties including inaccuracies in our ability to retain key personnel, difficulties in implementing our strategies, including any inaccuracies in assumptions regarding such strategies, assumptions in evaluating the transaction with P&G Specialty Beauty Business, difficulties in integrating P&G Specialty Beauty Business into Coty and other difficulties in achieving the expected benefits of the transaction with P&G Specialty Beauty Business. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. Coty intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of Coty, which could cause actual results to differ materially from such statements.
Risks and uncertainties relating to the proposed transaction with P&G Specialty Beauty Business include, but are not limited to: uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; competitive responses to the transaction; litigation relating to the transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the ability of Coty to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; the ability of Coty to promptly and effectively integrate P&G Specialty Beauty Business and Coty; the effects of the business combination of Coty and P&G Specialty Beauty Business, including the combined company’s future financial condition, operating results, strategy and plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect Coty’s business and financial results is included under “Risk Factors” in Coty’s Registration Statement on Form S-4 filed on April 22, 2016, including any amendments thereto, under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, and other periodic reports Coty has filed and may file with the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statements made in this communication are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Coty will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Coty or its business or operations. Except to the extent required by applicable law, Coty undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Important Additional Information
In connection with the proposed transaction with P&G Specialty Beauty Business, Coty and Galleria Co. have filed registration statements on Form S-4 and Form S-4/S-1, respectively, with the SEC, which are not yet effective, registering shares of Coty common stock and common stock of Galleria Co. Coty’s registration statement also includes a prospectus of Coty relating to the proposed transaction. Coty will also file a definitive information statement relating to the proposed transaction. P&G shareholders are urged to read the prospectus that will be included in the registration statements and any other relevant documents when they become available, and Coty shareholders are urged to read the information statement and any other relevant documents when they become available, because they will contain important information about Coty, P&G Specialty Beauty Business and the proposed transaction. The documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The documents (when they are available) can also be obtained free of charge from Coty upon written request to Investor Relations, 350 Fifth Avenue, New York, New York 10118 or by calling 212-389-7300.
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the above described transactions, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
For further information contact:
Investor Relations: Kevin Monaco, +1 212-389-6815
Media: Jennifer Friedman, +1 212-389-7175